As filed with the Securities and Exchange Commission on November 1, 2016

Securities Act Registration No. 333-210726

Investment Company Act Reg. No. 811-23106

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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 3 ☒

Post-Effective Amendment No. ___ ☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 3 ☒

(Check appropriate box or boxes.)

___________________________________

OWLshares Trust

(Exact Name of Registrant as Specified in Charter)

312 Arizona Avenue

Santa Monica, CA 90401

(Address of Principal Executive Offices)

(424) 800-3834

(Registrant’s Telephone Number)

OWLshares Trust

c/o Allstate Corporate Services Corp.

1679 S. Dupont Highway, Suite 100

Dover, Delaware 19901

(Name and Address of Agent for Service)

with a copy to:

Robert Cromwell, Esq.

Paul Marino, Esq.

Marino Partners LLP

15 Fisher Lane

White Plains, NY 10603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS DATED NOVEMBER 1, 2016

___________, 2016

OWLshares® Trust

[LOGO]

Prospectus

OWLshares ESG U.S. Large Cap ETF

(Bats BZX Exchange®: OWL)

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SHARES IN THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

FUND SUMMARY

Investment Objective

The OWLshares ESG U.S. Large Cap ETF (the “Fund”) seeks investment results that track the OWLshares ESG Large Cap 500 Index (the “Index”) before Fund fees and expenses.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). Most investors will incur customary brokerage commissions when buying or selling Shares of the Fund, which commissions are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.35%
Other Expenses	0.___%
Total Annual Fund Operating Expenses[1]	0.___%

(1) Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. If these brokerage commissions were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$[ __ ]	$[ __ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to track the investment results of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of the Index, and generally expects to be substantially invested, with at least 95% of its net assets invested in these securities.

The OWLshares ESG Large Cap 500 Index

The Index provides exposure primarily to large capitalization U.S. companies as well as large capitalization non-U.S. companies whose revenues, assets or business are based in the United States to a greater extent than any other country. The Index weights these companies based on each company’s environmental, social and governance (“ESG”) characteristics, as measured by an ESG ratings composite system (“ESG Composite”) created by New Millennium Macro LLC d/b/a OWLshares Advisors (the “Adviser”). Each company receives an ESG composite score on a scale of zero to 100. A company with a higher ESG Composite score receives a higher weighting in the Index and a company with a lower ESG Composite score receives a lower weighting in the Index. Market capitalization plays no role in the weighting of the Index constituents. The maximum number of companies that may be included in the Index is 500. The Adviser currently expects the Index to become operational on or about December 1, 2016 and currently expects the number of companies included in the Index to be approximately 497.

The Adviser designed the Index based on its belief that a higher ESG Composite score demonstrates a company’s commitment to environmental sustainability, social responsibility and good governance, and also serves as a measure of a company’s commitment to the long-term growth and sustainability of its business model, and thereby serves as a positive indicator of the company’s long-term investment value. Multiple studies have shown a clear link between positive ESG metrics and better company stock and financial performance. Institutional investors have been using ESG data for years to detect risk in their portfolios. Similarly, many publicly traded companies evaluate their own ESG metrics in an effort to lower their operational risks and improve earnings.

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Environmental ratings attempt to measure how a company interacts with and affects the environment, utilizing criteria that may include energy use, waste, pollution, and natural resource conservation. Social ratings attempt to measure how a company interacts with its employees, shareholders, supply chain, and the communities in which it operates, utilizing criteria that may include company and supplier working conditions, community involvement, and quality of shareholder relations. Governance ratings attempt to measure how well a company governs itself, with a strong focus on internal checks and balances that can reduce conflicts of interest from those that run and manage the company.

To be included in the Index, a company must have an ESG Composite score, be listed for trading on the NYSE Arca, Inc. or an affiliated exchange (“NYSE”) or The NASDAQ Stock Market® or an affiliated exchange (“NASDAQ”), and either:

•	be among the 1,000 largest market capitalization companies included in the Wilshire 5000 Total Market Index, or

•	would be among the 1,000 largest market capitalization companies included in the Wilshire 5000 Total Market Index except for being domiciled or headquartered outside the United States, and meets additional criteria that indicate the company’s revenues, asset value or business are based in the United States to a greater extent than any other country.

Companies meeting the foregoing criteria receive priority for inclusion in the Index based upon a combination of market capitalization rank, sector classification, stock price levels, trading volume and profitability, with the goal of creating a diversified large capitalization constituent base prior to weighting based on the ESG composite scores.

Each company’s ESG Composite score is derived by (i) gathering hundreds of externally vetted, analyzed, standardized and quantified data points for each company that relate to industry specific ESG issues (as determined by major sustainability reporting standards organizations), (ii) weighting and mapping these data points to 12 key performance indicators, or “KPI”s, (iii) weighting and aggregating these 12 KPIs into the company’s environmental score, social score and governance score, and (iv) combining these three scores to arrive at the company’s ESG Composite score.

Examples of ESG issues are Food Safety, Energy Consumption, and Separation of CEO and Chairman. Food Safety (a social ESG issue) is significant to any industry that sells food, as a food contamination incident would cost the company money, hurt its reputation, and harm its customers. Energy Consumption (an environmental ESG issue) is significant for almost any industry, because lowering energy consumption is highly correlated to lowering energy costs. Separation of CEO and Chairman (a governance ESG issue) is significant because it limits conflicts of interests between the two roles, possibly freeing up the Chairman to better protect shareholders. A company’s ESG Composite represents a summation and weighting of numerous ESG issues. The Adviser believes that each of these ESG issues in some way represents an opportunity for a company to decrease risk, improve earnings, or both.

Following is a list of the twelve KPIs utilized in the Index, noting whether each factors into the environment, social or governance score:

•	Pollution Prevention & Environmental Remediation (environment score)
•	Anti-Pollution Policies & Environmental Transparency (environment score)
•	Energy & Resource Efficiency (environment score)
•	Compensation (social score)
•	Employee Diversity, Treatment & Labor Rights (social score)
•	Continuing Education & Training, Work Conditions, Safety & Health (social score)
•	Community Engagement & Charitable Activities (social score)
•	Human Rights Activism & Supply Chain Labor & Human Rights Policies (social score)
•	Business Model & Product/Service (social score)
•	Board Independence, Diversity & Effectiveness (governance score)
•	Management Standards & Ethics (governance score)
•	Disclosure, Transparency & Stakeholder Accountability (governance score)

The Adviser has constructed the Index utilizing the broadest available set of ESG data inputs and relying solely on the ESG Composite scores to weight the Index constituents. The Index does not exclude companies based on industry or based on judgments that do not factor into a company’s ESG Composite. So, for example, the Index does not exclude companies in the tobacco, firearms or gaming industries based on their industry, nor does it overweight companies based on their industry. For example, both a company involved in extracting or refining minerals or fossil fuels, and a company involved in manufacturing solar panels or electric cars could be excluded or underweighted based on a poor score related to worker safety, pollution prevention or management standards and ethics, or conversely could be overweighted for good scores.

The Index is a rules-based index created and sponsored by the Adviser. The Index will commence operation effective on or about December 1, 2016. An unaffiliated third-party entity, Wilshire Associates Incorporated, acts as the calculation

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agent for the Index (the “Index Calculation Agent”). The Index Calculation Agent reconstitutes and rebalances the Index quarterly (such quarterly reconstitution and rebalancing, a “Quarterly Rebalancing”).

The Index is designed so that a portfolio replicating the Index will be at least 80% invested in companies that have an ESG Composite score and are large capitalization companies that are economically tied to the United States. The Adviser defines large capitalization companies as companies with a market capitalization that would fall among the 750 largest market capitalization companies included in the Wilshire 5000 Total Market Index as measured semi-annually on the last trading day of August and the last trading day of February. At the date of this Prospectus, this market capitalization eligibility range was $4.3 billion to $577.8 billion. The Adviser defines companies that are economically tied to the United States as companies that either are formed in the United States or, if not formed in the United States, a majority of their assets are in or a majority of their revenues are derived from the United States. The Adviser will review the Index methodology annually in December to assess the extent that the methodology continues to generate an Index comprised of at least 80% companies that have an ESG Composite score and are large-capitalization companies that are economically tied to the United States.

Extent of Replication, Diversification, Concentration

The Adviser intends to replicate the constituent securities of the Index as closely as possible using U.S. exchange-traded common stocks. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Adviser may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Index, but may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. At the date of this Prospectus, neither the Index nor the Fund is concentrated in any industry or group of industries.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Principal Investment Risks

Investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Equity Investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative.

Performance of the Index; ESG Strategy. While the Adviser designed the Index based on its belief that a strong ESG Composite Score serves as a positive indicator of a company’s long-term investment value (the “ESG Strategy”), (i) the Index is new and does not have a track record and (ii) the ESG Strategy is unproven. The ESG Strategy may underperform the equities markets or the strategy may only deliver positive results over a long period of time.

Large Cap Companies. The Index, and the Fund portfolio, are primarily comprised of large capitalization companies. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Accordingly, large capitalization companies may underperform smaller companies.

United States Companies. The Index, and the Fund portfolio, are comprised of companies that either are domiciled or headquartered in the United States, or, if not domiciled or headquartered in the United States, meet criteria that indicate the company’s revenues, asset value or business are based in the United States to a greater extent than any other country. The Fund is therefore subject to risks affecting the United States economy and equities markets to a greater extent than a Fund that invests globally.

Non-United States Companies. To the extent the Index, and the Fund portfolio, are comprised of companies that are not domiciled in the United States, although such companies are expected to have revenues, asset value or business that are based in the United States to a greater extent than any other country, such companies will be exposed to non-United States company risk, resulting from their domicile and from the possibility that a substantial portion of their assets, revenues and/or business will be outside the United States. The Fund is therefore subject to risks affecting companies with foreign domiciles and may be subject to risks affecting foreign economies.

Passive Management. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security were removed from the Index.

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Non-Correlation Between Fund Performance and Index Performance. The Fund’s return may not match the return of the Index. The Fund incurs a number of operating expenses that are not reflected in the Index, including the cost of buying and selling securities. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Index. If the Fund uses representative sampling, rather than replication, differences between the Fund portfolio and Index constituents may prevent it from tracking the Index.

Market Price Variance. As an ETF, the Fund’s Shares generally trade in the secondary market on Bats BZX Exchange, Inc. (the “Exchange”) at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange. In this circumstance, if NAV were unchanged, you would incur losses equal to the premium above NAV paid to buy Shares plus the discount received upon sale of the Shares (in addition to your other trading costs).

Active Trading Market Risk. Active trading markets for Fund Shares may not be developed or maintained by market makers or Authorized Participants (defined below). Market makers are not obligated to make a market in the Fund's Shares or to submit purchase or redemption orders for Creation Units (defined below).

Authorized Participant Concentration. To the extent that Authorized Participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other Authorized Participant is able to create or redeem in their place, Shares may trade at a discount to NAV and may face delisting.

Non-Diversification. The Fund is non-diversified and, as a result, may have greater volatility than diversified funds.

New Adviser. The Adviser and its principals do not have prior experience managing ETFs.

New Fund. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the OWLshares Trust’s Board of Trustees (the “Board”) may determine to liquidate the Fund.

Performance

As of the date of this Prospectus, the Fund has not commenced investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Updated performance information, when available, will be available online at the OWLshares Trust (the “Trust”) website at http://www.owlshares.com or by calling ______________. This information will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.

Management

Investment Adviser. The investment adviser for the Fund is New Millennium Macro, LLC d/b/a OWLshares Advisors.

Sub-Adviser. The sub-adviser for the Fund is Penserra Capital Management, LLC (the “Sub-Adviser”).

Portfolio Managers. The professionals who will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio from the time it commences investment operations are as follows:

•	Dustin Lewellyn, CFA, Chief Investment Officer of the Sub-Adviser; with the Sub-Adviser since 2012.
•	Ernesto Tong, CFA, Managing Director of the Sub-Adviser; with the Sub-Adviser since 2015.
•	Anand Desai, Associate of the Sub-Adviser; with the Sub-Adviser since 2015.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in creation units consisting of 50,000 Shares (“Creation Units”). The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements with the Fund’s principal underwriter (“Authorized Participants”). Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (i.e., at a premium) or less than NAV (i.e., at a discount).

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally would be taxed when withdrawn from the tax-deferred account.

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Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Adviser may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING
THE FUND’S INVESTMENT STRATEGIES AND RISKS

This section contains additional detail on the Fund’s investment strategies and the related risks that you would face as a shareholder of the Fund.

Additional Information Regarding the Investment Objective

The investment objective of the Fund is set forth above in the “Fund Summary” section of this Prospectus. The investment objective is considered non-fundamental and may be changed by the Board without shareholder approval subject to 60 days’ advance written notice.

Additional Information Regarding Investment Strategies and the Index

Changes in the Fund Portfolio. Except as described below, the Adviser will cause the Fund to purchase or sell certain of its portfolio securities to reflect any changes to the constituent securities of the Index, whether occurring as a result of the Quarterly Rebalancing, or as a result of corporate actions or a controversy/scandal. The Adviser intends to cause the Fund’s portfolio to replicate the constituent securities of the Index as closely as possible. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Adviser may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Index, but may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index. When securities are deleted from the Index, the Adviser will typically remove these securities from the Fund’s portfolio.

Quarterly Index Reconstitution and Rebalancing. An unaffiliated third-party entity, Wilshire Associates Incorporated, acts as the calculation agent for the Index (the “Index Calculation Agent”). The Index Calculation Agent reconstitutes and rebalances the Index quarterly (such quarterly reconstitution and rebalancing, a “Quarterly Rebalancing”). The quarterly reconstitution of the Index is effected and announced on the second Friday of the months of March, June, September and December. In the event that the second Friday of the month falls on a national holiday, the Index will be reconstituted the day before. The Index is then rebalanced the following Friday, except for when the 3rd Friday of the month falls on a national holiday, in which case the Index is rebalanced the day before.

Changes in the Index Methodology. The Index is designed so that a portfolio replicating the Index will be at least 80% invested in companies that have an ESG Composite score and are large capitalization companies that are economically tied to the United States. The Adviser defines large capitalization companies as companies with a market capitalization that would fall among the 750 largest market capitalization companies included in the Wilshire 5000 Total Market Index as measured semi-annually on the last trading day of August and the last trading day of February. At the date of this Prospectus, this market capitalization eligibility range was $4.3 billion to $577.8 billion. The Adviser defines companies that are economically tied to the United States as companies that either are formed in the United States or, if not formed in the United States, a majority of their assets are in or a majority of their revenues are derived from the United States. The Adviser will review the Index methodology annually in December to assess the extent that the methodology continues to generate an Index comprised of at least 80% companies that have an ESG Composite score and are large-capitalization companies that are economically tied to the United States. Any changes resulting from such annual review will be announced at least 90 days prior to implementation and will be implemented in a scheduled reconstitution of the Index on a quarterly reconstitution date.

Other Index Adjustments. The Index Calculation Agent adjusts the Index to reflect corporate actions such as dividends, distributions, stock splits, spin-offs, rights offerings, mergers and acquisitions as these actions take effect. If an Index constituent faces a controversy or scandal that results in a controversy/scandal rating of severe, or worse, a special rebalancing will take place following the close of trading on the first Friday after receipt of such rating to eliminate the constituent from the Index. The Index methodology also includes automatic revision procedures that apply in the event that too many or too few constituents meet certain tiers of requirements for inclusion in consecutive quarters.

Additional Information Regarding Investment Risks

Many factors affect the value of an investment in the Fund. The Fund’s NAV and market share price will change daily based on variations in market conditions, interest rates and other economic, political or financial developments.

Individual Equity Securities. The price of one or more of the individual equity securities in the Fund’s portfolio may fall. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A company’s common stock may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of a company’s common stock. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

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Performance of the Index; ESG Strategy. While the Adviser designed the Index based on its belief that a strong ESG Composite Score serves as a positive indicator of a company’s long-term investment value, (i) the Index is new and does not have a track record and (ii) the ESG Strategy is unproven. The thesis of the ESG Strategy may not be correct, in which event the Fund, by tracking the Index, may underperform the equities markets. Even if the thesis of the ESG Strategy proves correct over time, the period of time required to deliver positive results may be lengthy, and the Fund may not deliver positive performance to an individual investor over an investment timeline that meets that individual’s goals.

United States Companies. The Index, and the Fund portfolio, are comprised of companies that either are domiciled or headquartered in the United States, or, if not domiciled or headquartered in the United States, meet criteria that indicate the company’s revenues, asset value or business are based in the United States to a greater extent than any other country. The Fund is therefore subject to risks affecting the United States economy and equities markets to a greater extent than a Fund that invests globally. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

Non-United States Companies. To the extent the Index, and the Fund portfolio, are comprised of companies that are not domiciled in the United States, although such companies are expected to have revenues, asset value or business that are based in the United States to a greater extent than any other country, such companies will be exposed to non-United States company risk, resulting from their domicile and from the possibility that a substantial portion of their assets, revenues and/or business will be outside the United States. The Fund is therefore subject to risks affecting companies with foreign domiciles and may be subject to risks affecting foreign economies. These risks may include political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Passive Management. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security were removed from the Index. Additionally, the Adviser does not attempt to take defensive positions under any market conditions, including declining markets.

Non-Correlation Between Fund Performance and Index Performance. The Fund’s return may not match the return of the Index. The Fund incurs a number of operating expenses that are not reflected in the Index, including the cost of buying and selling securities. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Index. If the Fund uses representative sampling, rather than replication, differences between the Fund portfolio and Index constituents may prevent it from tracking the Index. The Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code (the “Code”) in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Code could limit the investment flexibility of the Fund and result in non-correlation with the Index.

Market Price Variance. Shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAV. As a result, you may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange. In this circumstance, if NAV were unchanged, you would incur losses equal to the premium above NAV paid to buy Shares plus the discount received upon sale of the Shares (in addition to your other trading costs). The Fund NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund Shares and the underlying value of each Fund’s portfolio holdings or NAV. As a result, the trading prices of a Fund’s Shares may deviate significantly from NAV during periods of market volatility. However, because Shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to Fund NAV are not likely to be sustained over the long term.

Active Trading Market Risk. While the Fund's Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will develop or be maintained by market makers or Authorized Participants, and there are no obligations of market makers to make a market in the Fund's Shares or to submit purchase or redemption orders for Creation Units. Although market makers will generally take advantage of differences between the NAV and the trading price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship

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between the underlying value of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Shares.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants. To the extent that these intermediaries exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to create or redeem in their place, shares may trade at a discount to NAV and may face delisting. This may in turn result in a significantly diminished trading market for Fund Shares.

Sector Concentration. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. At the date of this Prospectus, the Fund is not concentrated in any industry or group of industries. To the extent the Fund invests a significant portion of its assets in one or more sectors or industries at any time, the Fund then will face a greater risk of loss due to factors affecting a single sector or industry than if the Fund always maintained wide diversity among the sectors and industries in which it invests.

Non-Diversification. The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of one company’s securities can have a substantial impact on the Fund’s Share price.

New Adviser Risk. The Adviser and its principals do not have prior experience managing ETFs. This may limit the Adviser’s effectiveness.

New Fund. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the OWLshares Trust’s Board of Trustees (the “Board”) may determine to liquidate the Fund.

ADDITIONAL, NON-PRINCIPAL, INVESTMENT STRATEGIES

This section describes additional securities, instruments and strategies that may be utilized by the Fund that are not principal investment strategies of the Fund unless otherwise noted in the Fund’s description of principal strategies.

Loans of Portfolio Securities The Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to securities lending agreements. The loan must be secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned, and the Fund may call the loan at any time and receive the securities loaned. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of the Fund’s portfolio securities.

Cash and Cash Equivalents. The Fund may hold money market instruments or U.S. government securities and/or shares of other investment companies that invest in the foregoing instruments for various reasons including to accumulate cash for anticipated purchases of portfolio securities to the extent not effected through in-kind purchases and redemptions of Creation Units and to provide for the Fund’s operating expenses. Money market instruments are short-term debt instruments that have terms-to-maturity of less than 365 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities.

More information about the Fund’s investment strategies is presented in the Fund’s Statement of Additional Information (“SAI”), which is available from the Fund upon request or at the Trust’s website, http://www.owlshares.com.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is included in the Fund’s SAI. All holdings of the Fund are posted on a daily basis to the Trust’s website at http://www.owlshares.com.

FUND ORGANIZATION

The Fund is a series of OWLshares Trust, an investment company registered under the Investment Company Act of 1940 (the “1940 Act”). Each Fund of the Trust is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the Trust’s overall management and direction. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-adviser, custodian and fund administrative and transfer agent, and distributor.

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MANAGEMENT OF THE FUND

The Investment Adviser

The Fund’s investment adviser is New Millennium Macro LLC d/b/a OWLshares Advisors (the “Adviser”). The Adviser provides its services to the Fund pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The principal offices of the Adviser are at 312 Arizona Avenue, Santa Monica, CA 90401. The Adviser has served as the investment adviser of the Fund since inception of the Fund’s operations. Pursuant to the Advisory Agreement, the Adviser has overall responsibility for the management and investment of the Fund’s securities portfolio. For the services provided to the Fund, the Adviser is entitled to receive an annual fee equal to 0.35% of average daily net assets of the Fund.

In the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except the Adviser’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any Rule 12b-1 Plan if one is adopted by the Fund, and other extraordinary expenses of the Fund, and the Adviser has agreed to reimburse the Fund for the Fund’s payment of the independent trustee fees.

The key principals of the Investment Adviser are Ben Webster, who is a managing member and the Chief Executive Officer of the Adviser and serves as the Trust’s Chief Executive Officer and a member of the Trust’s board of trustees, and Andrew Smith, who is a managing member and the Chief Product Strategist and Chief Compliance Officer of the Adviser and serves as the Trust’s Chief Financial Officer. Mr. Webster and Mr. Smith have joint responsibility for the design and management of the OWLshares indexes. Mr. Smith joined the Adviser in 2014. From 2011 to 2014, Mr. Webster served as Senior Vice President of Sales & Business Development with Citivest, Inc., a real estate investment company. Mr. Smith formed the Adviser, and from 2011 to 2013, as managing member of the Adviser, provided due diligence consulting services focused on alternative investments. Mr. Smith commenced developing indexes for the Adviser in 2013, with a focus on developing indexes that measure private equity, real estate and socially responsible investing.

Sub-Adviser

Pursuant to an investment sub-advisory agreement with the Adviser, Penserra Capital Management, LLC (the “Sub-Adviser”) serves as the sub-adviser to the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For its services to the Fund, the Sub-Adviser is paid a fee by the Adviser based on the daily net assets of the Fund, subject to an annual minimum fee. The Sub-Advisor is a registered investment adviser and New York limited liability company. The Sub- Adviser’s principal business address is 140 Broadway, 46th Floor, New York, New York 10005. The Sub-Adviser provides investment management services to investment companies and other investment advisers.

Disclosure Regarding Advisory Agreement Approval.

A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements and investment sub-advisory agreements for the Fund will be available in the Fund’s first semi-annual report. You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

Portfolio Managers

Dustin Lewellyn, CFA, Chief Investment Officer of the Sub-Adviser, Ernesto Tong, CFA, Managing Director of the Sub-Adviser and Anand Desai, Associate of the Sub-Adviser are the Fund’s portfolio managers (the “Portfolio Managers”) and are jointly and primarily responsible for the day to day management of the Fund portfolio. The Portfolio Managers are responsible for various functions related to portfolio management, including overseeing members of their portfolio management team with more limited responsibilities.

Mr. Lewellyn has been a Managing Director with the Sub-Adviser since 2012. He was President and Founder of Golden Gate Investment Consulting LLC, from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio accounting and portfolio management at a large asset management firm for more than 6 years.

Mr. Tong has been a Managing Director with the Sub-Adviser since 2015. Prior to joining the Sub-Adviser, Mr. Tong spent seven years as a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

Mr. Desai has been an Associate with the Sub-Adviser since 2015. Prior to joining the Sub-Adviser, Mr. Desai spent five years as a portfolio fund accountant at State Street.

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Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

HOW TO BUY AND SELL SHARES

The Fund is an exchange-traded fund (commonly referred to as an ETF). Most investors will buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, (i) investors should expect to incur customary brokerage commissions; (ii) investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value; and (iii) investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with a Fund regarding the terms of any investment.

BOOK ENTRY

Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF THE FUND’S SHARES

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of the Fund’s Shares by the Fund’s shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that, unlike traditional mutual funds, the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs (and the Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of Creation Units. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund’s Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and its affiliates may pay, out of their own profits and available resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund Shares or related services. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or

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associated persons to recommend or sell Shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Ask your financial intermediary for information about any payments it receives from the Adviser, their affiliates, or the Fund and any services the financial intermediary provides to the Fund. The SAI contains additional information on the types of additional payments that may be paid.

DIVIDENDS, DISTRIBUTIONS AND TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

• The Fund makes distributions;

• You sell your Shares listed on the Exchange; and

• You purchase or redeem Creation Units.

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally will not pay federal income tax on the income and gains it distributes to you. The Fund expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually. However, the officers of the Trust are authorized in their discretion not to pay a dividend for the Fund if such officers determine that the cost of paying the dividend (including costs borne by the Fund for printing and mailing dividend checks) exceeds the amount of income or excise tax that is payable by the Fund as a result of not paying the dividend. The Fund will declare and pay net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Annual Statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase your Fund Shares, the Fund’s Share price may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations

Fund Distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash.

For federal income tax purposes, Fund distributions of short term capital gains are taxable to you as ordinary income. Fund distributions of long term capital gains are taxable to you as long term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long term capital gain rates provided certain holding period requirements are met.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

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Taxes on Exchange-Listed Share Sales. A sale or exchange of Fund Shares is a taxable event. Currently, any capital gain or loss realized upon a sale of Fund Shares generally is treated as long term capital gain or loss if the Shares have been held for more than one year and as short term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and any cash paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Medicare Tax. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund Shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. withholding tax is provided for capital gain dividends paid by the Fund from long term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short term capital gain dividends have been made permanent under recent tax law. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (‘‘FATCA’’), the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund Shares paid by the Fund after December 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

NET ASSET VALUE

The trading price of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

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The NAV for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for regular trading (“Business Day”). NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

Securities for which market quotations are not readily available, including restricted securities, are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, or an unscheduled early market close. In addition, fair valuation may be necessary where there are no securities trading in a particular country or countries on a Business Day, or for significant events that occur between the close of the principal exchange for a security and the NYSE. The Fund’s NAV may not reflect changes in valuations on certain securities that occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares, such as when trading takes place in countries on days that are not a Business Day.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Index. Due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon such security’s sale or upon the resumption of regular trading of the security.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Fund. Use of a rate different from the rate used by the Index may adversely affect the Fund’s ability to track the Index.

OTHER SERVICE PROVIDERS

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s distributor. The Distributor serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Fund’s administrator, custodian and transfer agent.

BDO, LLP, located at 1801 Market Street, Philadelphia, PA 19103, serves as independent registered public accounting firm of the Trust. BDO, LLP audits the Fund’s financial statements and performs other related audit services.

Marino Partners LLP, located at 15 Fisher Lane, Suite 200, White Plains, NY 10602, serves as legal counsel to the Trust.

INDEX PROVIDER AND INDEX CALCULATION AGENT

The Index was created by, and is sponsored by, the Adviser. The Fund is entitled to use the Index pursuant to a licensing agreement with the Adviser free of charge. The Index is maintained by the Index Calculation Agent, Wilshire Associates Incorporated, an unaffiliated third-party entity. The Index Calculation Agent has day-to-day responsibility for calculating and widely disseminating the IIV (indicative intra-day value) for the Fund Shares every 15 seconds during regular trading hours of the Exchange, tracking corporate actions resulting in adjustments to the Index, and the daily calculation and dissemination of the value of the Index. The value of the Index will be disseminated under the following ticker: ______________________.

DISCLAIMERS

OWLShares® is a service mark of the Adviser. The Adviser and the Fund do not guarantee the accuracy and/or the completeness of the Index or any data included therein, or the IIVs of the Shares of the Fund, and shall not have any

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liability for any errors, omissions or interruptions therein. The Adviser and the Fund do not make any warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser and the Fund do not make any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser or the Fund have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Fund is not sponsored, promoted, sold or supported in any other manner by Wilshire Associates Incorporated.

PREMIUM/DISCOUNT INFORMATION

The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. As with other exchange-traded funds, the market price of the Fund’s shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

Information showing the number of days the market closing price of the Fund’s Shares was at a premium and the number of days it was at a discount for various time periods will be available by visiting the Trust’s website at http://www.owlshares.com. Information showing the prior trading day’s NAV, market closing price and premium or discount of the Fund’s Shares also will be available on the Trust’s website.

FINANCIAL HIGHLIGHTS

No financial information is presented for the Fund because it had not commenced operations prior to the date of this Prospectus.

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ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. The SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Fund. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year. The SAI and the financial statements included in the Trust’s annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor at ALPS Distributors, Inc. 1290 Broadway, Suite 110, Denver, CO 80203, by visiting the Trust’s website at http://www.owlshares.com or by calling the following number:

INVESTOR INFORMATION: 1-[800] - [____]

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC’s Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC’s website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholder inquiries may be directed to the Fund by writing to the Distributor, at ALPS Distributors, Inc. 1290 Broadway, Suite 110, Denver, CO 80203, or by calling the Investor Information number listed above.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of the Fund’s Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Fund. Neither the delivery of this Prospectus nor any sale of Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s Investment Company Act of 1940 file number is 811-23106.

SUBJECT TO COMPLETION. THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2016

OWLshares Trust

Statement of Additional Information

____________, 2016

OWLshares Trust (the “Trust”) is an open-end management investment company that currently offers shares in one separate and distinct series, representing a separate portfolio of investments. This Statement of Additional Information (“SAI”) relates solely to the following portfolio (the “Fund”):

OWLshares ESG U.S. Large Cap ETF

(BATS BZX Exchange: OWL)

Audited financial statements are not presented for the Fund since the Fund is newly formed and had not yet commenced operations as of the date of this SAI. You may obtain a copy of the Fund’s Annual Report at no charge by request to the Fund at the address or phone number noted below. No information is incorporated by reference into this SAI.

This SAI is not a prospectus and should be read only in conjunction with the Fund’s current Prospectus, dated _______________, 2016, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in Shares of the Fund should be made solely upon the information contained herein. A copy of the Prospectus may be obtained by writing to the Distributor, at ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by visiting the Fund’s website at http://www.owlshares.com or by calling the following number: 1-[800] - [    ]. You should read it carefully before investing.

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GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust organized in March 2015. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares (“Shares”) of one separate non-diversified series, representing a separate portfolio of investments, which is the Fund. The investment objective of the Fund is to provide investment results that correspond (before fees and expenses) to the price and yield performance of the OWLshares Large Cap ESG 500 Index (the “Index”). New Millennium Macro LLC d/b/a OWLshares Advisors (the “Adviser”) serves as the investment adviser to the Fund. Penserra Capital Management, LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund. ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for the Fund.

The Fund is an exchange-traded fund (“ETF”) and issues Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for (1) a portfolio of securities constituting a substantial replication, or representation, of the stocks included in the Fund’s benchmark index (“Deposit Instruments”) and (2) a small cash payment referred to as the “Cash Amount.” Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Retail investors, therefore, generally will not be able to purchase the Shares directly from the Trust. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker.

The Fund’s Shares have been approved for listing on BATS BZX Exchange, Inc. (the “Exchange”) subject to notice of issuance. Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Creation Units are aggregations of 50,000 Shares or more. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

Additional information regarding creations and redemptions of Fund Shares is provided under the section entitled “Purchase and Redemption of Creation Units” below.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (ii) the value of the underlying index (the “Underlying Index”) on which the Fund is based is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell shares of the Fund in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund.

In order to provide current Share pricing information, the index calculation agent for the Index, Wilshire Associates Incorporated, calculates and disseminates an updated “Indicative Intra-Day Value” (“IIV”) for the Fund Shares. The Fund, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIVs of Shares of the Fund, and the Fund, the Adviser and their affiliates do not make any warranty as to the accuracy of the IIVs. IIVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of the Exchange.

The Index Calculation Agent will calculate the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the Deposit Instruments, minus the estimated amount of liabilities. The IIV will be calculated based on the Deposit Instruments disclosed on the Fund’s website. In determining the estimated value for each of the Deposit Instruments, the Index Calculation Agent will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies. While the IIV reflects the current value of the Deposit Instruments required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Instruments. Also, the IIV will be calculated by a different party than the Fund’s NAV. Therefore, the Fund’s IIV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Fund are reminded that, pursuant to Rule 153 under 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available upon request at the national securities exchange on which the Shares of the Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.

INVESTMENT STRATEGIES

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities

The Fund may invest in equity securities. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Fund is particularly sensitive to these market risks.

ADDITIONAL, NON-PRINCIPAL INVESTMENT STRATEGIES

Investment Company Securities

Securities of other investment companies, including closed-end funds, offshore funds and ETFs, may be acquired by the Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In the alternative, the Fund may purchase shares of another investment company so long as after the purchase not more than 3% of the outstanding stock of the investment company is owned by the Fund and all of its affiliates. Certain exceptions to these limitations may apply, and the Fund may also rely on any future applicable SEC rules or orders that provide exceptions to these limitations. As a shareholder of another investment company, the Fund would bear, along with other shareholders, the Fund’s pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Derivatives

The Fund may at times invest in certain futures, options, swap contracts and repurchase agreements. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into over-the-counter (“OTC”) (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

To the extent the Adviser makes investments on behalf of the Fund that are regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). To do so, the Adviser first will be required to file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so as to not be subject to registration as a commodity pool operator under the CEA.

Futures

The Fund may enter into futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The Fund may effect futures transactions through futures commission merchants that are affiliated with the Adviser or the Fund in accordance with procedures adopted by the Board of Trustees of the Trust (the “Board”).

When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as the “initial margin.” This amount is maintained either with the futures commission merchant or in a segregated account at the Fund’s custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Swaps

The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk.

Repurchase Agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Segregated Assets

When engaging in (or purchasing) options, futures or other derivative transactions, the Fund will cause its custodian to earmark on the custodian’s books cash, U.S. government securities or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily. (Any such assets and securities designated by the custodian on its records are referred to in this SAI as “Segregated Assets.”) Such Segregated Assets shall be maintained in accordance with pertinent positions of the U.S. Securities and Exchange Commission (“SEC”).

Loans of Portfolio Securities

The Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3 percent) of the value of its total assets. The borrowers provide collateral that is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. The Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage a Fund.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company (“State Street”) has been approved by the Board to serve as securities lending agent for the Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. The fees that the Fund pays to State Street are not reflected in the Fund’s fees but instead are calculated in the NAV of each Fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed. For example, delays in recovery of lent securities may cause the Fund to lose the opportunity to sell the securities at a desirable price.

Cash and Short-Term Investments

The Fund may invest a portion of its assets, for cash management purposes, in liquid, high-quality short-term debt securities (including repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies. To the extent the Fund is invested in these debt securities, it may be subject to the risk that if interest rates rise, the value of the debt securities may decline.

The Fund may invest a portion of its assets in shares issued by money market mutual funds for cash management purposes. The Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager pending investment of the Fund’s assets in portfolio securities.

LIMITATIONS ON BORROWING AND ILLIQUID SECURITIES

Borrowing

Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

SPECIAL CONSIDERATIONS

Fund Name Policy

The Fund has adopted a non-fundamental investment policy obligating it to invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in securities of the Index. The Fund will provide investors with at least 60 days’ notice prior to changes in this policy.

Tracking and Correlation

The Fund expects that its daily returns will approximate the daily returns of the Underlying Index. Several factors may affect its ability to achieve this correlation, however. Among these factors are: (1) the Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the Fund; (2) the Fund’s holding of less than all of the securities in the Underlying Index and holding securities not included in the Underlying Index; (3) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts, and the performance of the Fund’s Underlying Index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) the Fund’s Share prices being rounded to the nearest cent; (7) changes to the Underlying Index that are not disseminated in advance; (8) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; (10) the Fund’s holdings of cash or cash equivalents, or otherwise not being fully invested in securities of the Underlying Index; and (11) the Fund’s use of a “representative sampling” strategy rather than full replication of the Underlying Index. While close tracking of the Fund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the Shares of the Fund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

Non-Diversified Status

The Fund is a “non-diversified” series of the Trust. The Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Fund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes diversification requirements on the Fund that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. A relatively high percentage of a “non-diversified” Fund’s assets may be invested in the securities of a limited number of issuers. That Fund’s portfolio securities may therefore be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

INVESTMENT RESTRICTIONS

The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval. The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Except with respect to borrowing, and unless otherwise indicated, all percentage limitations listed below, or identified elsewhere in the Prospectus and this SAI apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund’s total assets will not be considered a violation. The Fund may not:

(1) Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or Interpretations thereunder that may be adopted, granted or issued by the SEC.

(2) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3) Make loans if, as a result, more than 33⅓% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

(4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5) Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon, or (ii) investing in securities or other instruments that are secured by commodities.

(6) Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(7) Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund will invest 25% or more of its net assets in securities of issuers in the same industry to approximately the same extent that the Fund’s Underlying Index concentrates in the securities of a particular industry or group of industries.

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Fund. To help facilitate the discharge of its managerial duties, the Board has established a Nominating Committee and an Audit Committee, as discussed in more detail under “Board Committees” below.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their years of birth and addresses, their present positions with the Trust, and their principal occupations during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”) and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 312 Arizona Avenue, Santa Monica, CA 90401.

Name and Year of Birth	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
David Benkert (1957)	Trustee, Chairman of the Board, Chairman of the Audit Committee and Nominating Committee	Elected to the Board on May 24, 2016	Director, Navigant Consulting, Inc. (financial consulting)(1992 to present)	One	None
Maureen Freeman (1959)	Trustee	Elected to the Board on May 24, 2016	Principal/Founder, Lamorinda Advisors (investment and fiduciary consulting) (2015 to present); Global Head Investment Risk Management, AXA Rosenberg Investment Management (and predecessor company) (institutional investment management) (1999 – 2015)	One	None
Annor A. Ackah (1967)	Trustee	Elected to the Board on May 24, 2016

Owner and Managing Member, Chelsea Capital Advisors and AHA Productions (financial advisory/capital raising) (2009 to present); COO, Brilliant VR, Inc. (digital media; music and virtual worlds)(2013 to present)

				One	None
INTERESTED TRUSTEE*
Benjamin Webster (1973)	Trustee, Chief Executive Officer, Secretary	Trustee since Inception. Appointed CEO and Secretary on May 24, 2016	CEO, Manager, principal of the Adviser (2014 to present); Senior Vice President of Sales & Business Development, Citivest Inc. (real estate investment company) (2011 to 2014)	One	None
* Mr. Webster is an Interested Trustee because he is an employee of the Adviser.
OTHER EXECUTIVE OFFICERS
Andrew Smith (1989)	Chief Financial Officer, Treasurer	Since Inception	Chief Product Strategist, Chief Compliance Officer, Manager, principal of the Adviser; previously head of research of the Adviser (2011 to present)	N/A	N/A
Melanie Zimdars (1976)	Chief Compliance Officer (“CCO”)	Appointed CCO on May 24, 2016	Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS (2009 to present). Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Series Trust, ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds Trust and PowerShares QQQ Trust.	N/A	N/A

Board Structure. The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Webster. Mr. Benkert, an Independent Trustee, has been appointed Chairman of the Board.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Adviser, Sub-Adviser, Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

David Benkert

Mr. Benkert has over 30 years in professional accounting experience providing accounting, auditing and investigative skills to attorneys, boards of directors and organizations. From 2008 to 2014, Mr. Benkert served on the Board of Trustees, as Chairman of the Board, of the HighMark Funds, a series of mutual funds.

Maureen Freeman	Ms. Freeman is an experienced portfolio manager with over 25 years of investment management experience.
Annor A. Ackah	Mr. Ackah has over 15 years of experience as a senior manager for investment banking and alternative investments.
Ben Webster

Through Mr. Webster’s role as Chief Executive Officer of the Adviser and Chief Executive Officer of the Trust, Mr. Webster brings to the board his knowledge of the Trust’s business. Additionally, Mr. Webster has over 17 years of experience in business development for financial companies.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements and interacts with the Fund’s independent auditors on behalf of the Board. The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees or agents. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee did not meet during the calendar year ending December 31, 2015.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the calendar year ending December 31, 2015. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Beneficial Ownership of Shares of the Fund. Because the Fund is newly organized, none of the Trustees own Shares of the Fund as of the date of this SAI.

Ownership In Fund Affiliates. As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, Sub-Adviser, the Fund’s principal underwriter or any affiliate of the Adviser, the Sub-Adviser or the principal underwriter.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. Each Independent Trustee receives $15,000 per year. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The Trust is only recently formed and is in its first year of operation. For this first fiscal year, to date, the Trustees have received the following compensation:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees
Independent Trustees
David Benkert	None	None	None	None
Maureen Freeman	None	None	None	None
Annor A. Ackah	None	None	None	None
Interested Trustee
Benjamin Webster	None	None	None	None

CODES OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit personnel of the Trust, the Adviser, the Sub-Adviser and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser, the Sub-Adviser and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. The Codes are on file with the SEC and are available to the public.

Anti-Money Laundering Program. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Fund’s Adviser the authority to vote proxies for the Fund, subject to oversight of the Board. The Adviser has accepted such delegation. Copies of the Trust’s Proxy Voting Policies and Procedures and the Adviser’s Proxy Voting Policies and Procedures are included as Appendix A and Appendix B, respectively, to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at (800) ___-____. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Fund had no Shares outstanding.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund”.

Investment Adviser

The Fund’s investment adviser is New Millennium Macro LLC d/b/a OWLshares Advisors located at 312 Arizona Avenue, Santa Monica, CA 90401. The Adviser is a Nevada limited liability company, formed in February 2010. The Adviser is controlled by two principals: Andrew Smith and Benjamin Webster. Each of Mr. Smith and Mr. Webster is an owner and together they serve as two of the three members of the Board of Managers of the Adviser. The Adviser has served as the investment adviser of the Fund since the inception of the Fund’s operations pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Adviser also is expected to serve as investment adviser to the other series of the Trust.

Advisory Agreement. The Adviser provides its services to the Fund pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Advisory Agreement continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund and is authorized to engage a sub-adviser to provide such services, subject to the oversight of the Adviser and the Board. Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Adviser Compensation. The Adviser receives a monthly fee at the annual rate of 0.35% of the Fund’s average daily net assets. The Adviser has not been paid any fees as of the date of this SAI.

Managers of Adviser. The key principals of the Investment Adviser are Ben Webster, who is a managing member and the Chief Executive Officer of the Adviser and serves as the Trust’s Chief Executive Officer and a member of the Trust’s board of trustees, and Andrew Smith, who is a managing member and the Chief Product Strategist and Chief Compliance Officer of the Adviser and serves as the Trust’s Chief Financial Officer. Mr. Webster and Mr. Smith have joint responsibility for the design and management of the OWLshares indexes. Mr. Smith joined the Adviser in 2014. From 2011 to 2014, Mr. Webster served as Senior Vice President of Sales & Business Development with Citivest, Inc., a real estate investment company. Mr. Smith formed the Adviser, and from 2011 to 2013, as managing member of the Adviser, provided due diligence consulting services focused on alternative investments. Mr. Smith commenced developing indexes for the Adviser in 2013, with a focus on developing indexes that measure private equity, real estate and socially responsible investing. Mr. Webster and Mr. Smith do not serve as portfolio managers for any client investment accounts. As of the date of this SAI, Mr. Webster and Mr. Smith did not own any Shares.

Mr. Webster and Mr. Smith are not compensated directly by the Fund, but rather by the Adviser, of which each has an ownership interest and is thus entitled to profits from the Adviser on account of such ownership, in addition to a salary. Since the Adviser’s profits are expected to increase as Fund assets increase, Mr. Webster and Mr. Smith are expected to receive increased profits as owners of the Adviser as assets of the Fund increase.

Disclosure Regarding Material Conflicts of Interest . The activities of Mr. Webster and Mr. Smith in developing additional OWLshares indexes and providing services to other OWLshares clients are not expected to give rise to material conflicts of interest in connection with their providing management services to the Fund. As discussed under “Portfolio Transactions and Brokerage Commissions—Portfolio Holding Disclosure Policies and Procedures”, the Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Adviser is subject to this policy and has implemented its own policy and procedures consistent with the Trust’s policy.

Costs and Expenses

In the Advisory Agreement, the Adviser has agreed to pay all ordinary operating expenses of each series of the Trust. The Adviser pays all expenses of each series, except for the fee payment under the investment advisory agreements between the Adviser and the Trust, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Sub-Adviser

The Trust, on behalf of the Fund, and the Adviser have retained Penserra Capital Management LLC (the “Sub-Adviser”) to serve as investment sub-adviser for the Fund. The Sub-Adviser is majority-owned and controlled by George Madrigal and Dustin Lewellyn.

Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund’s Index, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser based on the daily net assets of the Fund, subject to a minimum annual fee.

The Sub-Advisory Agreement with respect to the Fund will continue in force for an initial period of two years after the date of its approval. Thereafter, the Sub-Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding Shares, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Portfolio Managers. The Fund’s portfolio is managed by Dustin Lewellyn, CFA, Chief Investment Officer of the Sub-Adviser, Ernesto Tong, CFA, Managing Director of the Sub-Adviser and Anand Desai, Associate of the Sub-Adviser (the “Portfolio Managers”).

The following tables list the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Fund and assets under management in those accounts.

Other Accounts Managed as of December 31, 2015*

Dustin Lewellyn:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts
Registered Investment Companies	14	$1.23 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

* There are not performance fees associated with these portfolios.

Ernesto Tong

Type of Accounts	Total Number of Accounts	Total Assets of Accounts
Registered Investment Companies	14	$1.23 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

* There are not performance fees associated with these portfolios.

Anand Desai

Type of Accounts	Total Number of Accounts	Total Assets of Accounts
Registered Investment Companies	14	$1.23 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

* There are not performance fees associated with these portfolios.

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of the Portfolio Managers’ “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Portfolio Managers did not own Shares.

Portfolio Manager Compensation. Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Sub-Adviser. No compensation is directly related to the performance of the underlying assets. Mr. Tong receives from the Sub-Adviser a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan and to receive an equity interest in the Sub-Adviser. Mr. Tong’s compensation is based on the performance and profitability of the Sub-Adviser and his individual performance with respect to following a structured investment process. Mr. Desai receives from the Sub-Adviser a fixed base salary and discretionary bonus, and is also eligible to participate in a retirement plan. Mr. Desai’s compensation is based on the performance and profitability of the Sub-Adviser and his individual performance with respect to following a structured investment process.

Description of Material Conflicts of Interest . The Portfolio Managers’ management of “other accounts” is not expected to give rise to material conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. No account has a performance based fee.

The other accounts may have the same investment objectives as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds he manages. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

OTHER SERVICE PROVIDERS

The Administrator, Custodian, Transfer Agent and Securities Lending Agent. State Street Bank and Trust Company (“State Street”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Fund.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws; provided, however, such indemnity of the Administrator shall not apply in the case of the Administrator’s gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for the Fund pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds the Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of the Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”) and as Securities Lending Agent of the Fund pursuant to a securities lending agency agreement.

Compensation. As compensation for its services under the Administration Agreement, the Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of the Trust as follows:

For its services as Administrator, State Street is paid an annual fee based on the net assets of the Fund and the additional funds that will be established under the Trust in the future (such funds, together with the Fund, the “Funds”). This fee is paid by the Adviser out of the management fee paid by each Fund to the Adviser. As the Funds have not yet commenced operation, no Fund has paid State Street fees for its services as Administrator as of the date of this SAI.

For its services as Custodian and fund accountant, State Street is paid an annual fee based on the net assets of the Funds. It also receives an annual fee for ETF basket creation services. These fees are paid by the Adviser out of the management fee paid by each Fund to the Adviser. As the Funds have not yet commenced operation, no Fund has paid State Street fees for its services as Custodian or fund accountant as of the date of this SAI.

The Distributor. ALPS Distributors, Inc. is the principal underwriter and Distributor of the Fund’s Creation Units. Its principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. Investor information can be obtained by calling 1-___________. The Distributor does not maintain a secondary market in the Fund’s Shares. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Creation Units of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in numbers less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to Authorized Participants (as defined below) purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Adviser or Distributor (upon direction from the Fund), or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The continuation of the Distribution Agreement, any investor services agreement (“Investor Services Agreement”) and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Any Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days’ written notice to the other party. Any Investor Services Agreement also will be terminable by the applicable Investor Service Organization upon 60 days’ notice to the other party thereto.

When the Trust has established more than one fund (the “Funds”) the allocation among the Funds of fees and expenses payable under the Distribution Agreement and any Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Indirect Participants (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

Independent Registered Public Accounting Firm. The Board has selected the firm of BDO, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund and prepare the Fund’s federal, state and excise tax returns. Such firm will audit the financial statements of the Fund at least once each year. A copy of the most recent annual report containing the audit report will accompany this SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. Marino Partners LLP, 15 Fisher Lane, White Plains, NY 10603, serves as legal counsel to the Trust.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries that promote the sale of Fund Shares may be paid fees out of the assets of the Advisor and its affiliates (but not out of Fund assets).

Financial intermediaries who solicit the sale of Fund Shares may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, these financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Fund Shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

From time to time, the Advisor, and its affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Fund Shares. Such compensation may include financial assistance to financial intermediaries that enable the Advisor, and its affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Advisor and its affiliates also may hold or sponsor, at their expense, sales events, conferences, and programs for employees or associated persons of financial intermediaries in order to facilitate the sale of Fund Shares and may pay the travel and lodging expenses of attendees. The Advisor, and its affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with these financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Sub-Adviser has general responsibility for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to implement the Trust’s policy of using best efforts to obtain the best available price and most favorable execution. When securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The Sub-Adviser effects transactions with those brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers and the Sub-Adviser does not currently participate in soft dollar transactions with respect to the Fund.

Portfolio Holding Disclosure Policies and Procedures

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund. The Board must approve all material amendments to the Policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities of the Deposit Instruments to deliver in exchange for Fund Shares, together with estimates and actual Cash Amounts, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Adviser, Sub-Adviser and the Administrator will not disseminate non- public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to- day operations of the Fund, such as the Fund’s administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

Proxy Voting Policy

The Board has delegated to the Adviser the responsibility to vote proxies with respect to the portfolio securities held by the Fund. The Adviser has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority. Information on how the Adviser voted proxies on behalf of the Fund relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 may be obtained (i) without charge, upon request, through the Fund’s website at http://www.owlshares.com; and (ii) on the SEC’s website at http://www.sec.gov or the EDGAR database on the SEC’s website. Proxy voting policies for the Trust are included as Appendix A to this SAI. Proxy voting policies for the Adviser are included as Appendix B to this SAI.

ADDITIONAL INFORMATION CONCERNING SHARES

Description of Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of Shares of beneficial interest without par value. Each Share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other Shares of the Fund.

Under Delaware law, the Trust is not required to, and the Trust does not presently intend to, hold regular annual meetings of shareholders. Meetings of the shareholders of the Fund may be held from time to time to consider certain matters, including changes to the Fund’s fundamental investment policies, changes to the Advisory Agreement and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per Share with proportionate voting for fractional Shares. The Shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the Shares of the Fund into a greater or lesser number of Shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matter submitted to a vote of the shareholders, all Shares shall vote in the aggregate without differentiation between the Shares of the separate Funds or separate classes, if any, provided that (i) with respect to any matter that affects only the interests of some but not all Funds, then only the Shares of such affected Funds, voting separately, shall be entitled to vote on the matter, (ii) with respect to any matter that affects only the interests of some but not all classes, then only the Shares of such affected classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting by Fund or by class, then the Shares of the Trust shall vote as prescribed in that law or regulation.

Book Entry Only System

DTC acts as securities depositary for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such

DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

PURCHASE AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The value of each Fund is determined once each business day, as described under “Determination of Net Asset Value.” Creation Unit sizes are set forth in the table below:

ETF	Creation Unit Size
OWLshares ESG U.S. Large Cap ETF	50,000

Purchase (Creation)

The Trust issues and sells Shares of each Fund only: in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per Share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the Exchange is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities instruments (“Deposit Instruments”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities instruments included in the relevant Fund’s benchmark Index and a cash amount (“Cash Amount”), computed as described below or (ii) the deposit of an amount of cash constituting the cash value of the Deposit Instruments (“Deposit Cash”) and the Cash Amount, computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Instruments that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Instruments and the related Cash Amount, or the Deposit Cash and the related Cash Amount, as applicable, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Amount is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the aggregate market value of the Deposit Instruments or Deposit Cash, as applicable. If the Cash Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Instruments or Deposit Cash, as applicable), the Cash Amount shall be such positive amount. If the Cash Amount is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Instruments or Deposit Cash, as applicable), the Cash Amount shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Amount. The Cash Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Instruments or Deposit Cash, as applicable. Computation of the Cash Amount excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Instruments, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required amount of the instruments comprising the Deposit Instruments or the required amount of Deposit Cash, as applicable, as well as the estimated amount of the Cash Amount to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Instruments or the required amount of Deposit Cash, as applicable, is made available.

The identity and required amount of each instrument comprising the Deposit Instruments or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. The composition of the Deposit Instruments may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s Index.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Instrument which shall be added to the Deposit Instruments, including, without limitation, in situations where such Deposit Instrument: (i) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (ii) in the case of foreign Funds holding non-US Deposit Instruments, where such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers , or other similar circumstances; (iii) may not be available in sufficient quantity for delivery; (iv) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; or (v) a holder of Shares of a foreign Fund holding non-US instruments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds “in-kind” (collectively, “non-standard orders”). The Trust also reserves the right to include or remove Deposit Instruments from the basket in anticipation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor and the Authorized Participant, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Deposit Instruments together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more whole Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant via the Transfer Agent’s electronic order entry system, telephone or other transmission method acceptable to the Distributor and the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Instruments, the Custodian shall cause the sub-custodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Instruments. Foreign Deposit Instruments must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Instruments or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Deposit Instruments must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Amount and the Deposit Instruments or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Instruments or payment of Deposit Cash, as applicable, and the payment of the Cash Amount have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Instruments (or the cash value thereof) and Cash Amount have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Sub-Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Instruments for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Deposit Instruments, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Instruments (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Instruments. The Trust may use such Additional Cash Deposit to buy the missing Deposit Instruments at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Instruments, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Instruments or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80 percent or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Instruments would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Redemption.

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN WHOLE CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Instruments”). In certain circumstances, Redemption Instruments received on redemption may not be identical to Deposit Instruments.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Instruments have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more redemption Instruments.

Procedures for Redemption of Creation Units. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Instruments and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Redemption Instruments and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Instruments and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Redemption Instruments upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Instruments are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Instruments will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holidays Schedules” identifies any instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Instruments in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the

NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Instruments). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Instruments but does not differ in net asset value.

Redemptions of Shares for Redemption Instruments will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Instruments upon redemptions or could not do so without first registering the Redemption Instruments under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Instruments applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Instruments that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Instruments.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Required Early Acceptance of Orders for Certain International Funds. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, certain Funds may require orders to be placed up to one or more business days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s net asset value. Orders to purchase Shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the applicable order form.

Creation and Redemption Transaction Fees. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Instruments from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Fund	Transaction Fee[1,2]	Maximum Transaction Fee[1,2]
OWLshares ESG U.S. Large Cap ETF	$X,000	$XX,000

1 From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside the clearing process.

2 In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

Local Market Holiday Schedules

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of the Fund. The ability of the Trust to effect in- kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Since certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year may exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

The Fund will not trade in non-U.S. markets and accordingly is not affected by holiday closings of such markets. Dates in which the regular holidays in non-U.S. markets may impact Fund settlement will be provided in an update to this SAI when such dates are relevant to one or more Funds. This list will be based on information available to the Funds. The list may not be accurate or complete and will be subject to change.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

Election to be Taxed as a Regulated Investment Company. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long- term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

(i) Distribution Requirement. The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

(ii) Income Requirement. The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

(iii) Asset Diversification Test. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal

Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short- term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i) any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October31 of the current taxable year (“post-October losses”); and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, the Fund reserves the right to incur an excise tax liability if the cost to the Fund of paying a dividend to avoid an excise tax is anticipated to exceed the excise tax liability itself. Also, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the Deposit Instruments different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified Dividend Income for Individuals” and “Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments.

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, U.S. real estate investment trusts, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the Fund’s share price may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the

Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions—Securities Lending” below.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse, $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales of Exchange-Listed Shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund Shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. The Fund will be required to provide shareholders with cost basis information on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients. This cost basis reporting requirement is effective for Shares purchased in the Fund on or after January 1, 2012 where the cost basis of the Shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. If you hold your Fund Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less. If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Treatment of Portfolio Securities

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Internal Revenue Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 Contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 Contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a

PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to re-characterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisers about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-Related Dividends and Short-Term Capital Gain Dividends. Based on recent changes to U.S. tax law, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the fund was a 10-percent shareholder or is contingent interest, and (4) any interest- related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, were not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United

States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016, to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisers regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees including, without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Fund’s custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open. In computing the Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or, in the case of The NASDAQ Stock Market® (“NASDAQ®”), at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. The Fund is authorized in its discretion not to pay a dividend if it determines that the cost of paying the dividend (including costs borne by the Fund for printing and mailing dividend checks) exceeds the amount of income or excise tax that is payable by the Fund as a result of not paying the dividend. The Fund expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under the Internal Revenue Code, or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

DISCLAIMERS

OWLShares® is a service mark of the Adviser. The Adviser and the Fund do not guarantee the accuracy and/or the completeness of the Index or any data included therein, or the IIVs of the Shares of the Fund, and shall not have any liability for any errors, omissions or interruptions therein. The Adviser and the Fund do not make any warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser and the Fund do not make any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser or the Fund have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Fund is not sponsored, promoted, sold or supported in any other manner by Wilshire Associates Incorporated.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not commenced operations. Accordingly, no financial statements are provided for the Fund.

APPENDIX A

OWLshares Trust Proxy Voting Policy and Procedures

OWLshares Trust (the “Trust”) has adopted this Proxy Voting Policy and Procedures (the “Trust Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the series of the Trust (“Funds”).

The Trust or any adviser or sub-adviser may retain a proxy voting service (“Proxy Voting Service”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest in the securities consistent with this Policy.

Shareholders of the Funds expect the Trust to vote proxies received from issuers whose voting securities are held by a Fund. The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. The Trust seeks to ensure that proxies are voted in the best interests of the Funds and Fund shareholders except where the Portfolios may be required to echo vote. Where required by law, a Portfolio may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired Portfolio (i.e., “echo vote”).

I. Delegation of Proxy Voting to Adviser or Sub-Adviser

Each adviser of the Funds (“Adviser”), or in the case of a Fund whose portfolio is managed by a sub-adviser (“Sub-Adviser”), shall vote all proxies relating to securities held by the Funds and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser or Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

II. Material Conflicts of Interest

If (i) an Adviser or Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund(s) and (b) the Adviser, Sub-Adviser, principal underwriter, or any of their affiliated persons, and (ii) the Adviser or Sub-Adviser does not propose to vote on the particular issue in the manner prescribed by its Proxy Policy, then the Adviser or Sub-Adviser will follow the material conflict of interest procedures set forth in its Proxy Policy when voting such proxies.

III. Securities Lending Program

Certain of the Funds may participate in a securities lending program through a lending agent. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. The Adviser will utilize the below considerations to determine if a security, then on loan, should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in the Adviser’s judgment:

•	the matter to be voted on has critical significance to the potential value of the security in question;
•	the security represents a significant holding and whether the security is considered a long-term holding; and
•	the Adviser believes it can recall the security in time to cast the vote.

IV. Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of each Proxy Policy. In lieu of including a summary of its policy, the Trust may include the policies in full.

V. Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send the foregoing documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

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VI. Adviser, Sub-Adviser and Trust CCO Responsibilities

The Trust has delegated proxy voting authority with respect to the Fund(s)’ portfolio securities to the Fund(s)’ Adviser or Sub-Adviser, as set forth above. Consistent with this delegation, each Adviser or Sub-Adviser is responsible for the following:

1) Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Adviser or Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund(s) owning the portfolio securities voted.

2) Providing to the Trust’s Chief Compliance Officer (“CCO”) a summary of the material changes to a Proxy Policy during the period covered by the CCO’s annual compliance report to the Board, and a redlined copy of such Proxy Policy as applicable.

3) The CCO shall review all Proxy Policies at least annually to ensure that they are in compliance with Rule 206(4)-6 under the Advisers Act, and appear reasonably designed to ensure that the Adviser or Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund(s) owning the portfolio securities voted.

VII. Review Responsibilities

The Trust may retain a Proxy Voting Service to coordinate, collect, and maintain all proxy related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Adviser or Sub-Adviser will review the Fund(s)’ voting records maintained by the Proxy Voting Service and, on a quarterly basis, select a sample of proxy votes from those submitted and examine them against the Proxy Voting Service files for accuracy of the votes.

IX. Preparation and Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Fund Administrator will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The Proxy Voting Service will prepare the EDGAR version of Form N-PX and will submit it to Fund Administrator for review and approval prior to filing with the SEC. The Fund Administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

X. Recordkeeping

Documentation of all votes for the Trust will be maintained by the Adviser, Sub-Adviser, and/or the Proxy Voting Service.

Adopted: May 24, 2016

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APPENDIX B

OWLshares Advisors Proxy Voting Policy and Procedures

New Millennium Macro, LLC d/b/a OWLshares Advisors (the “Firm”). The Firm provides investment advisory services to funds registered with the Securities and Exchange Commission (the “SEC”) as investment companies under the Investment Company Act of 1940, as amended, whose portfolios the Firm advises (each a “Fund” and collectively, the “Funds”). The Firm generally delegates its investment authority over the Funds’ assets to one or more sub-advisers, in which case each sub-adviser will be responsible for voting the proxies of the securities comprising its allocated portion such Fund’s assets if the sub-adviser accepts such delegation. In the event that a sub-adviser has not accepted such delegation or has failed to exercise its delegated responsibility, or where the Firm has made direct investments of Fund assets requiring the exercise of proxy voting authority, the Firm will endeavor to vote proxies in accordance with these policies and procedures.

The Firm has engaged an outside proxy voting service to assist the Firm in voting proxies in accordance with the Policies and the Procedures for Proxies set forth herein.

The SEC has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The investment team (which may delegate a proxy committee for this purpose) is responsible for making all proxy voting decisions in accordance with these proxy voting policies and procedures (the “Policies”). The investment team is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Policies. (See Section IV, “Procedures for Proxies”).

The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the CCO.

I. General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to a client’s securities (collectively, “proxies”) in a manner that reasonably furthers the best interests of such client and is consistent with the investment philosophy as set forth in the relevant client documents, taking into account relevant factors, including, but not limited to:

the impact on the value of the securities;

the anticipated costs and benefits associated with the proposal;

the effect on liquidity; and

customary industry and business practices.

II. Specific Policies

A.	Routine Matters

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Firm will vote in accordance with the recommendation of the company’s management, directors, general partners, managing members or trustees (collectively, the “Management”), as applicable, unless, in the Firm’s opinion, such recommendation is not in the best interests of the client.

1.	General Matters

The Firm will generally vote for proposals:

●	to set time and location of annual meeting;
●	to change the fiscal year of the company; and
●	to change the name of a company.

2.	Board Members

(a)           Election or Re-Election. The Firm will generally vote for management proposals to elect or re-elect board members.

(b)           Fees to Board Members. The Firm will generally vote for proposals to increase fees paid to board members, unless it determines that the compensation exceeds market standards.

3.	Capital Structure

The Firm will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the client or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

4.	Appointment of Auditors

The Firm will generally vote for the approval of auditors and proposals authorizing a company’s board to fix auditor fees, unless:

●	the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or

●	the auditors are being changed without explanation.

B.	Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company’s Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1.	Board Members

(a)           Term Limits. The Firm will generally vote for proposals to require a reasonable retirement age (e.g., 72) for board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.

(b)           Replacement. The Firm will generally vote against proposals that make it more difficult to replace board members, including proposals:

●	to stagger the board;
●	to overweight Management representation on the board;
●	to introduce cumulative voting (cumulative voting allows the Owners to “stack” votes behind one or a few individuals for a position on the board, thereby giving minority Owners a greater chance of electing the board member(s));
●	to introduce unequal voting rights;
●	to create supermajority voting; or
●	to establish pre-emptive rights.

(c)            Liability and Indemnification. In order to promote accountability, the Firm will generally vote against proposals to limit the personal liability of board members for any breach of fiduciary duty or failure to act in good faith.

(d)           Ownership Issues. The Firm will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management’s interests with the interests of the company’s Owners. However, the Firm will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2.	Compensation, Fees and Expenses

In general, the Firm will vote against proposals to increase compensation, fees or expenses to be paid to the company’s Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

3.	Voting Rights

The Firm will generally vote against proposals:

●	to introduce unequal voting or dividend rights among the classes;
●	to change the amendment provisions of a company’s charter documents by removing Owner approval requirements;
●	to require supermajority (⅔) approval for votes rather than a simple majority (½);
●	to restrict the Owners’ right to act by written consent; or
●	to restrict the Owners’ right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate board members.

The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4.	Takeover Defenses and Related Actions

The Firm will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills”. Examples of “poison pills” include:

●	large increases in the amount of stock authorized but not issued;
●	blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the board at a future date without further action by the Owners);
●	compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;
●	fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and
●	greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

●	require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and
●	to opt out of state anti-takeover laws deemed by the Firm to be detrimental.

The Firm will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5.	Reincorporation

The Firm will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

6.	Debt Issuance and Pledging of Assets for Debt

The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:

●	the potential increase in the company’s outstanding interests or shares, if any (e.g., convertible bonds); and
●	the potential increase in the company’s capital, if any, over the current outstanding capital.

7.	Mergers or Acquisitions

The Firm will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Firm believes will offer fair value to its clients.

8.	Termination or Liquidation of the Company

The Firm will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:

●	terms of liquidation;
●	past performance of the company; and
●	strategies employed to save the company.

9.	Social & Environmental Issues and Corporate Responsibility

The Firm will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Firm will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote against proposals:

●	to bar or restrict charitable contributions; or
●	to limit corporate political activities.

10.	All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

C. Abstaining from Voting or Affirmatively Not Voting

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the client. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the client is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III. Conflicts of Interest

At times, conflicts may arise between the interests of the client, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

B. If the Firm believes it is in the best interest of the client to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the client, without taking any action described in D below, provided that such vote would be against the Firm’s own interest in the matter (i.e., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of trustees, members, directors or other representatives of the client, as applicable; (c) inform the investors in the client of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm’s CCO.

IV. Procedures for Proxies

The investment team will be responsible for determining whether each proxy is for a “routine” matter or not, as described above. All proxies identified as “routine” will be voted in accordance with the Policies.

Any proxies that are not clearly “routine” will be submitted to the investment team, who/which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and submitted to the company and the Firm will update the respective Fund’s proxy voting record. The CCO or his designee is responsible for the actual voting of all proxies in a timely manner. The CCO is responsible for monitoring the effectiveness of the Policies.

In the event the Firm determines that the client should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The CCO or his designee will execute the proxy in accordance with such third party’s or committee’s decision.

V. Record of Proxy Voting

The CCO also will maintain, or have available, written or electronic copies of each proxy statement received by the Firm and of each proxy executed by the Firm.

The CCO will also maintain records relating to each proxy received and voted by the Firm, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy; and (iii) any documents created by the investment team, or others, that were material to making the voting decision.

The Firm will maintain a record of each written request from an investor in a Fund for proxy voting information and the Firm’s written response to any request (oral or written) from an investor in a Fund for proxy voting information.

The CCO will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

PART C

OTHER INFORMATION

OWLshares Trust

Item 28. Exhibits

(a)	(1) Certificate of Trust of OWLshares Trust (“Registrant”)*
(2) Declaration of Trust of Registrant*
(b)	Bylaws of Registrant*
(c)	Not Applicable
(d)	(1) Investment Advisory Agreement between Registrant, on behalf of OWLshares ESG U.S. Large Cap ETF (the “Fund”), and New Millennium Macro, LLC d/b/a OWLshares Advisors (the “Adviser”)*
(2) Sub-Advisory Agreement among Registrant, on behalf of the Fund, the Adviser and Penserra Capital Management, LLC (the “Sub-Adviser”)*
(e)	Distribution Agreement between Registrant and ALPS Distributors, Inc. (the “Distributor”)*
(f)	Not Applicable
(g)	Custodian Agreement between Registrant and State Street Bank and Trust Company (“State Street”)*
(h)	(1) Administration Agreement between Registrant and State Street Bank and Trust Company*
(2) Transfer Agency and Service Agreement by and between Registrant and State Street*
(3) Securities Lending Authorization Agreement by and between the Registrant and State Street, to be filed by amendment
(4) Form of Authorized Participant Agreement between the Distributor, State Street and Authorized Participants*
(i)	Legal Opinion and consent of Marino Partners LLP*
(j)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment
(k)	Not applicable
(l)	Form of Initial Share Purchase Agreement*
(m)	Not applicable
(n)	Not applicable
(o)	Reserved
(p)	(1) Code of Ethics of Registrant*
(2) Code of Ethics of Adviser*
(3) Code of Ethics of Sub-Adviser*
(4) Code of Ethics of Distributor.*
(q)	Powers of Attorney*

* Filed with Pre-Effective Amendment No.1 to the Registration Statement dated July 12, 2016.

Item 29. Persons Controlled By or Under Common Control with Registrant

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any Trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.

Reference is made to Section 7.5 of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. The general effect of the indemnification available to an officer or Trustee may be to reduce the circumstances under which the officer or Trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or Trustee.

The Registrant (sometimes referred to as the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, Trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, Trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust; are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with the Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser and Sub-Adviser

 The description of the Adviser and Sub-Adviser is found under the captions “Management of the Fund - Investment Adviser” and “Management of the Fund - Investment Sub-Adviser” in the Prospectus and under the captions “Management Services - Adviser” and “Management Services – Sub-Adviser” in the Statement of Additional Information

constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Adviser and Sub-Adviser may provide investment advisory services to other persons or entities other than the Registrant.

The information as to the directors and officers of the Adviser set forth in the Adviser’s Form ADV filed with the SEC (Reference No. 801-107848) and amended through the date hereof, is incorporated herein by reference.

The information as to the directors and officers of the Sub-Adviser set forth in the Sub-Adviser’s Form ADV filed with the SEC (Reference No. 801-80466) and amended through the date hereof, is incorporated herein by reference.

The Adviser’s Form ADV and the Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Columbia ETF Trust I, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF Trust, ETFS Trust, EGA Emerging Global Shares Trust, Elevation ETF Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY Next Shares, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Owlshares ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, Transparent Value Trust, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Registrant
Edmund J. Burke	Director
Jeremy O. May	President, Director
Thomas A. Carter	Executive Vice President, Director
Bradley J. Swenson	Senior Vice President, Chief Operating Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary
Eric T. Parsons	Vice President, Controller and Assistant Treasurer
Randall D. Young**	Secretary
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary
Douglas W. Fleming**	Assistant Treasurer
Steven Price	Senior Vice President, Chief Compliance Officer
Liza Orr	Vice President, Senior Counsel
Jed Stahl	Vice President, Senior Counsel
Taylor Ames	Vice President
Troy A. Duran	Senior Vice President, Chief Financial Officer
James Stegall	Vice President

Gary Ross	Senior Vice President
Kevin Ireland	Senior Vice President
Mark Kiniry	Senior Vice President
Tison Cory	Vice President, Intermediary Operations
Hilary Quinn	Vice President
Jennifer Craig	Assistant Vice President

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following locations:

OWLshares Advisors

312 Arizona Avenue

Santa Monica, CA 90401

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Santa Monica and State of California on the 1st day of November, 2016.

OWLshares Trust
(Registrant)

By:
Benjamin Webster, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person(s) in the capacities and on the date(s) indicated.

Name	Title	Date
_________________ Benjamin Webster	Trustee, Chief Executive Officer, Secretary (Principal Executive Officer)	November 1, 2016
_________________ Andrew Smith	Chief Financial Officer, Treasurer (Principal Financial Officer)	November 1, 2016
_________________* David Benkert	Trustee, Chairman of the Board	November 1, 2016
_________________* Maureen Freeman	Trustee	November 1, 2016
_________________* Annor A. Ackah	Trustee	November 1, 2016
* By: _________________ Benjamin Webster, Attorney-in-fact		November 1, 2016

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